As filed with the Securities and Exchange Commission on September 8, 2003

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-3

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

URS CORPORATION

(and certain subsidiaries identified in footnote (*) below)
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	94-1381538 (I.R.S. employer identification no.)

600 Montgomery Street, 25th Floor
San Francisco, California 94111-2727
(415) 774-2700
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Kent P. Ainsworth
Executive Vice President and Chief Financial Officer
URS Corporation
600 Montgomery Street, 25th Floor
San Francisco, California 94111-2727
(415) 774-2700

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Samuel M. Livermore
Virginia C. Edwards
Cooley Godward LLP
One Maritime Plaza, 20th Floor
San Francisco, California 94111

(415) 693-2000

Approximate date of commencement of proposed sale to the public:
From time to time after this registration statement becomes effective.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☒    333-107284

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: ☐

Calculation of Registration Fee

	Proposed maximum
Title of shares	aggregate offering price	Amount of
to be registered	(1)	registration fee (2)

Common Stock to be sold by selling stockholders	$50,000,000	$4,045

(1)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the
Securities Act. Securities with an aggregate offering price of $250 million were registered on a registration statement on Form S-3 (333-107284), of which a filing fee of $20,226 was previously paid with the earlier registration statement.

(2)	Calculated pursuant to Rule 457(o) of the Securities Act.

(*)     The following subsidiaries of URS Corporation are co-registrants and are incorporated or organized in the states and have the I.R.S. employer identification numbers indicated: Aman Environmental Construction, Inc., a California corporation (95-4415779); Banshee Construction Company, Inc., a California corporation (33-0735448); Cleveland Wrecking Company, a California corporation (95-462814); URS Resources, LLC, a Delaware limited liability company (16-1627792); O’Brien-Kreitzberg Inc., a California (94-3213883); Radian International LLC, a Delaware limited liability company (74-2770842); Signet Testing Laboratories, Inc., a Delaware corporation (94-3297332);

2.

EXPLANATORY NOTE
SELLING STOCKHOLDERS
SIGNATURES
EXHIBIT INDEX
Exhibit 5.1
Exhibit 23.1
Exhibit 23.2
Exhibit 23.3

URS Construction Services, Inc., a Florida corporation (59-3662286); URS Corporation, a Nevada corporation (94-1716908); URS Corporation Great Lakes, a Michigan corporation (38-1776252); URS Corporation Group Consultants, a New York corporation, (11-1980241); URS Corporation – Maryland, a Maryland corporation (74-2444918); URS Corporation – Ohio, a Ohio corporation (34-0939859); URS Corporation Southern, a California corporation (59-2087895); URS Group, Inc., a Delaware corporation (94-3077384); URS Holdings, Inc., a Delaware corporation (95-4316617); URS International, Inc., a Delaware corporation (94-3128864); Lear Siegler Services, Inc., a Delaware corporation (27-0031024); URS Operating Services, Inc., a Delaware corporation (94-3216333); EG&G Defense Materials, Inc., a Utah corporation (87-0468639); and EG&G Technical Services, Inc., a Delaware corporation (51-0391628).

EXPLANATORY NOTE

     This registration statement is being filed pursuant to Rule 462(b) and General Instruction IV of Form S-3 to increase the proposed aggregate offering price of shares of URS Corporation common stock by the selling stockholders by $50 million and to update information with respect to the selling stockholders. Incorporated by reference herein, except the section entitled “Selling Stockholders” that is being updated by this registration statement, is the Registration Statement on Form S-3 (File No. 333-107284) of URS Corporation, as amended, which was declared effective by the Securities and Exchange Commission on August 5, 2003.

SELLING STOCKHOLDERS

     On September 22, 2002, we acquired all of the outstanding common shares of Carlyle-EG&G Holdings Corp. and Lear Siegler Services (collectively, “EG&G”), leading providers of operations and maintenance, logistics and technical services to the Department of Defense and other federal government agencies. In connection with the EG&G acquisition, we issued to the stockholders of EG&G, including Carlyle-EG&G, L.L.C. and EG&G Technical Services Holdings, L.L.C., 100,000 shares of our Series D Preferred Stock and 4,957,359 shares of our Common Stock. At a special meeting held on January 28, 2003, our stockholders approved the conversion of all outstanding shares of the Series D Preferred Stock into 2,106,674 shares of voting common stock. In order to induce EG&G to enter into the purchase agreement with us, we agreed to provide Carlyle-EG&G, L.L.C., EG&G Technical Services Holdings, L.L.C., Blum Strategic Partners, L.P. and Blum Capital Partners, L.P. with certain registration rights.

     The following table sets forth certain information relating to the selling stockholders’ beneficial ownership of shares of our common stock as of September 3, 2003. The information provided in the table below with respect to each selling stockholder has been obtained from that selling stockholder. Beneficial ownership is determined in accordance with Rule 13d-3(d) promulgated by the Securities and Exchange under the Securities Exchange Act of 1934, as amended. Unless otherwise noted, each group identified possesses sole voting and investment power with respect to shares.

SHARES OF
COMMON STOCK
SELLING STOCKHOLDER	OWNED

TCG Holdings, L.L.C. (1)	7,064,033
Blum Capital Partners, L.P. (2)	6,932,064

(1)	The number of shares of outstanding common stock owned represents 5,264,807 shares of common stock held by Carlyle-EG&G, L.L.C. and 1,799,226 shares of common stock held

3.

by EG&G Technical Services Holdings, L.L.C. EG&G Technical Services Holdings, L.L.C. is the sole member of Carlyle-EG&G, L.L.C. The controlling members of EG&G Technical Services Holdings, L.L.C. consist of Carlyle Partners II, L.P., Carlyle SBC Partners II, L.P., Carlyle International Partners II, L.P., Carlyle International Partners III, L.P. and certain additional partnerships of which either TC Group, L.L.C. or one of its subsidiaries is the general partner (collectively, the “Carlyle Investment Partnerships”) and certain investors with respect to which TC Group, L.L.C. or one of its subsidiaries exercises investment discretion and management. TC Group, L.L.C. exercises investment discretion and control over the shares held by the Carlyle Investment Partnerships through its capacity as the general partner of certain of the Carlyle Investment Partnerships or indirectly through its wholly-owned subsidiaries TC Group II, L.L.C. and TCG High Yield, L.L.C., each the general partner of certain of the Carlyle Investment Partnerships. TCG Holdings, L.L.C. is the sole managing member of TC Group, L.L.C. William E. Conway, Jr., Daniel A. D’Aniello and David M. Rubenstein are managing members of TCG Holdings, L.L.C. and, in such capacity, may be deemed to share beneficial ownership of shares of common stock beneficially owned by TCG Holdings, L.L.C. Such persons disclaim such beneficial ownership.

(2)	The number of shares includes 1,086,960 shares owned directly by five limited partnerships for which Blum Capital Partners, L.P. serves as the general partner and one investment advisory client for which Blum Capital Partners, L.P. serves as investment advisor with voting and investment discretion. These shares may be deemed to be owned indirectly by the following parties: (a) Blum Capital Partners, L.P.; (b) Richard C. Blum & Associates, Inc., the sole general partner of Blum Capital Partners, L.P.; and (c) Richard C. Blum, Chairman of Richard C. Blum and Associates, Inc. Richard C. Blum & Associates, Inc., Blum Capital Partners, L.P. and Mr. Blum disclaim beneficial ownership of these shares, except to the extent of any pecuniary interest therein.

The number also includes 5,845,104 shares owned directly by Blum Strategic Partners, L.P. These shares may be deemed to be owned indirectly by Blum Strategic GP, L.L.C., the general partner of Blum Strategic Partners, L.P. and by Mr. Blum, a managing member of Blum Strategic GP, L.L.C. Both Blum Strategic GP, L.L.C. and Mr. Blum disclaim beneficial ownership of these shares, except to the extent of any pecuniary interest therein.

     The prospectus supplement relating to any shares of common stock offered by a selling stockholder will set forth the number of shares of common stock being offered for such selling stockholder’s account as well as the number of such shares and the percentage of the class, if greater than one percent, to be owned by such selling stockholder after completion of the offering.

     All expenses incurred with the registration of shares of common stock owned by the selling stockholders will be borne by us; provided that, we will not be obligated to pay any underwriting fees, discounts, or commissions in connection with such registration.

4.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Francisco, state of California, on the 8th day of September, 2003.

URS CORPORATION

By:	/s/ MARTIN M. KOFFEL*

Martin M. Koffel
Chief Executive Officer, President and
Chairman of the Board of Directors

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth
Attorney-in-Fact

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN DULY EXECUTED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 8th DAY OF SEPTEMBER, 2003.

/s/ MARTIN M. KOFFEL*	/s/ KENT P. AINSWORTH

Martin M. Koffel	Kent P. Ainsworth
Chief Executive Officer, President and Chairman	Executive Vice President,
of the Board of Directors	Chief Financial Officer and Secretary
(Principal Financial Officer)

/s/ REED N. BRIMHALL	/s/ JOSEPH E. LIPSCOMB*

Reed N. Brimhall	Joseph E. Lipscomb
Vice President,Corporate Controller	Director
(Principal Accounting Officer)

/s/ RICHARD C. BLUM*	/s/ RICHARD B. MADDEN*

Richard C. Blum	Richard B. Madden
Vice-Chairman of the Board	Director

/s/ ARMEN DER MARDEROSIAN*	/s/ GEORGE R. MELTON*

Armen Der Marderosian	George R. Melton
Director	Director

/s/ ADMIRAL S. ROBERT FOLEY, JR. USN (RET.)*	/s/ JOHN D. ROACH*

Admiral S. Robert Foley, Jr. USN (Ret.)	John D. Roach
Director	Director

/s/ MICKEY P. FORET*	/s/ IRWIN L. ROSENSTEIN*

Mickey P. Foret	Irwin L. Rosenstein
Director	Director

5.

	/s/ MARIE L. KNOWLES*	/s/ WILLIAM D. WALSH*

	Marie L. Knowles	William D. Walsh
	Director	Director

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth
Attorney-in-fact

6.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Francisco, state of California, on the 8th day of September, 2003.

AMAN ENVIRONMENTAL
CONSTRUCTION, INC.

		By:	/s/ STEVEN M. AMAN*

Steven M. Aman
President

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth
Attorney-in-Fact

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN DULY EXECUTED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 8th DAY OF SEPTEMBER, 2003.

	/s/ STEVEN M. AMAN*	/s/ JEFFREY KISSEL*

	Steven M. Aman President and Director (Principal Executive Officer)	Jeffrey Kissel Chief Financial Officer and Director (Principal Financial and Accounting Officer)

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth Attorney-in-Fact

7.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Francisco, state of California, on the 8th day of September, 2003.

BANSHEE CONSTRUCTION COMPANY, INC.

		By:	/s/ MICHAEL T. OREAR*

Michael T. Orear
President

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth
Attorney-in-Fact

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN DULY EXECUTED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 8th DAY OF SEPTEMBER, 2003.

	/s/ MICHAEL T. OREAR*	/s/ DAVID MORGAN*

	Michael T. Orear President and Director (Principal Executive Officer)	David Morgan Chief Financial Officer (Principal Financial and Accounting Officer)

	/s/ THOMAS W. BISHOP*	/s/ STEVEN M. AMAN*

	Thomas W. Bishop Director	Steven M. Aman Director

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth Attorney-in-Fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Francisco, state of California, on the 8th day of September, 2003.

CLEVELAND WRECKING COMPANY

		By:	/s/ JAMES SHERIDAN*

James Sheridan
President

*By:	/s/ KENT P. AINSWORTH
Kent P. Ainsworth
Attorney-in-Fact

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN DULY EXECUTED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 8th DAY OF SEPTEMBER, 2003.

	/s/ JAMES SHERIDAN*	/s/ RITA ARMSTRONG*

	James Sheridan President and Director (Principal Executive Officer)	Rita Armstrong Chief Financial Officer and Director (Principal Financial and Accounting Officer)

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth Attorney-in-Fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Francisco, state of California, on the 8th day of September, 2003.

URS RESOURCES, LLC

		By:	/s/ THOMAS W. BISHOP*
Thomas W. Bishop
President

*By:	/s/ KENT P. AINSWORTH
Kent P. Ainsworth
Attorney-in-Fact

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN DULY EXECUTED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 8th DAY OF SEPTEMBER, 2003.

	/s/ THOMAS W. BISHOP*	/s/ JEFFREY KISSEL*

	Thomas W. Bishop President and Representative of the Member (Principal Executive Officer)	Jeffrey Kissel Chief Financial Officer and Representative of the Member (Principal Financial and Accounting Officer)

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth Attorney-in-Fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Francisco, state of California, on the 8th day of September, 2003.

O’BRIEN-KREITZBERG INC.

		By:	/s/ THOMAS W. BISHOP*
Thomas W. Bishop
President

*By:	/s/ KENT P. AINSWORTH
Kent P. Ainsworth
Attorney-in-Fact

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN DULY EXECUTED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 8th DAY OF SEPTEMBER, 2003.

	/s/ THOMAS W. BISHOP*	/s/ JEFFREY KISSEL*

	Thomas W. Bishop President and Director (Principal Executive Officer)	Jeffrey Kissel Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

/s/ PAUL C. BALDWIN, JR.*

Paul C. Baldwin, Jr. Senior Vice President and Director

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth Attorney-in-Fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on the 8th day of September, 2003.

RADIAN INTERNATIONAL LLC

By:	/s/ WILLIAM E. CORBETT*

William E. Corbett
President

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth
Attorney-in-Fact

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN DULY EXECUTED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 8th DAY OF SEPTEMBER, 2003.

/s/ WILLIAM E. CORBETT*	/s/ DAVID C. NELSON*

William E. Corbett	David C. Nelson
President and Director	Vice President and Treasurer
(Principal Executive Officer)	(Principal Financial and Accounting Officer)

/s/ JOSEPH MASTERS* Joseph Masters Vice President and Representative of the Member

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth
Attorney-in-Fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York , state of New York, on the 8th day of September, 2003.

SIGNET TESTING LABORATORIES, INC.

By:	/s/ JEFFREY KISSEL*

Jeffrey Kissel
President

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth
Attorney-in-Fact

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN DULY EXECUTED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 8th DAY OF SEPTEMBER, 2003.

/s/ JEFFREY KISSEL*	/s/ JOHN KUHN*

Jeffrey Kissel	John Kuhn
President	Chief Financial Officer

/s/ IRWIN L. ROSENSTEIN*	/s/ KENT P. AINSWORTH

Irwin L. Rosenstein	Kent P. Ainsworth
Director	Director

/s/ JOSEPH MASTERS* Joseph Masters Director

*By:	/s/ KENT P. AINSWORTH Kent P. Ainsworth Attorney-in-Fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on the 8th day of September, 2003.

URS CONSTRUCTION SERVICES INC.

By:	/s/ IRWIN L. ROSENSTEIN* Irwin L. Rosenstein President

*By:	/s/ KENT P. AINSWORTH Kent P. Ainsworth Attorney-in-Fact

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN DULY EXECUTED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 8th DAY OF SEPTEMBER, 2003.

/s/ IRWIN L. ROSENSTEIN* Irwin L. Rosenstein President and Director Principal Executive Officer	/s/ KENT P. AINSWORTH Kent P. Ainsworth Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer)

/s/ JOSEPH MASTERS* Joseph Masters Vice President and Director

*By:	/s/ KENT P. AINSWORTH Kent P. Ainsworth Attorney-in-Fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on the 8th day of September, 2003.

URS CORPORATION

By:	/s/ IRWIN L. ROSENSTEIN*

Irwin L. Rosenstein
President

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth
Attorney-in-Fact

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN DULY EXECUTED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 8th DAY OF SEPTEMBER, 2003.

/s/ IRWIN L. ROSENSTEIN* Irwin L. Rosenstein President and Director (Principal Executive Officer)	/s/ KENT P. AINSWORTH Kent P. Ainsworth Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer)

/s/ WILLIAM A. STEVENSON* William A. Stevenson Senior Vice President and Director

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth
Attorney-in-Fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on the 8th day of September, 2003.

URS CORPORATION GREAT LAKES

By:	/s/ IRWIN L. ROSENSTEIN*

Irwin L. Rosenstein
President

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth
Attorney-in-Fact

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN DULY EXECUTED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 8th DAY OF SEPTEMBER, 2003.

/s/ IRWIN L. ROSENSTEIN* Irwin L. Rosenstein President and Director (Principal Executive Officer)	/s/ KENT P. AINSWORTH Kent P. Ainsworth Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer)

/s/ JAMES R. LINTHICUM* James R. Linthicum Director	/s/ WILLIAM A. STEVENSON* William A. Stevenson Senior Vice President and Director

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth
Attorney-in-Fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on the 8th day of September, 2003.

URS CORPORATION GROUP CONSULTANTS

By:	/s/ IRWIN L. ROSENSTEIN*

Irwin L. Rosenstein
President

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth
Attorney-in-Fact

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN DULY EXECUTED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 8th DAY OF SEPTEMBER, 2003.

/s/ IRWIN L. ROSENSTEIN*	/s/ KENT P. AINSWORTH

Irwin L. Rosenstein	Kent P. Ainsworth
President and Director	Executive Vice President,
(Principal Executive Officer)	Chief Financial Officer and Director
(Principal Financial and Accounting Officer)

/s/ FRANCIS J. GERAN*	/s/ MARVIN J. BLOOM*

Francis J. Geran	Marvin J. Bloom
Senior Vice President and Director	Senior Vice President and Director

/s/ JOSEPH MASTERS*	/s/ THOMAS J. CLANCY*

Joseph Masters	Thomas J. Clancy
Vice President and Director	Vice President and Director

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth
Attorney-in-fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on the 8th day of September, 2003.

URS CORPORATION – MARYLAND

By:	/s/ IRWIN L. ROSENSTEIN*

Irwin L. Rosenstein
President

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth
Attorney-in-Fact

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN DULY EXECUTED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 8th DAY OF SEPTEMBER, 2003.

/s/ IRWIN L. ROSENSTEIN*	/s/ KENT P. AINSWORTH

Irwin L. Rosenstein	Kent P. Ainsworth
President and Director	Executive Vice President,
(Principal Executive Officer)	Chief Financial Officer and Director
(Principal Financial and Accounting Officer)

/s/ JERRY L. GLASS*	/s/ WILLIAM A. STEVENSON*

Jerry L. Glass	William A. Stevenson
Director	Director

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth
Attorney-in-fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on the 8th day of September, 2003.

URS CORPORATION – OHIO

By:	/s/ IRWIN L. ROSENSTEIN*

Irwin L. Rosenstein
President

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth
Attorney-in-Fact

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN DULY EXECUTED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 8th DAY OF SEPTEMBER, 2003.

/s/ IRWIN L. ROSENSTEIN*	/s/ KENT P. AINSWORTH

Irwin L. Rosenstein	Kent P. Ainsworth
President and Director	Executive Vice President,
(Principal Executive Officer)	Chief Financial Officer and Director
(Principal Financial and Accounting Officer)

/s/ JAMES R. LINTHICUM*

James R. Linthicum
Vice President and Director

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth
Attorney-in-fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on the 8th day of September, 2003.

URS CORPORATION SOUTHERN

By:	/s/ IRWIN L. ROSENSTEIN*

Irwin L. Rosenstein
President

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth
Attorney-in-Fact

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN DULY EXECUTED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 8th DAY OF SEPTEMBER, 2003.

/s/ IRWIN L. ROSENSTEIN*	/s/ KENT P. AINSWORTH

Irwin L. Rosenstein	Kent P. Ainsworth
President and Director	Executive Vice President,
(Principal Executive Officer)	Chief Financial Officer and Director
(Principal Financial and Accounting Officer)

/s/ JOSEPH MASTERS*

Joseph Masters
Vice President and Director

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth
Attorney-in-fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on the 8th day of September, 2003.

URS GROUP, INC.

By:	/s/ IRWIN L. ROSENSTEIN*

Irwin L. Rosenstein
President

*By:	/s/ KENT P. AINSWORTH Kent P. Ainsworth Attorney-in-Fact

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN DULY EXECUTED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 8th DAY OF SEPTEMBER, 2003.

/s/ IRWIN L. ROSENSTEIN*	/s/ KENT P. AINSWORTH

Irwin L. Rosenstein	Kent P. Ainsworth
President and Director	Executive Vice President,
(Principal Executive Officer)	Chief Financial Officer and Director
(Principal Financial and Accounting Officer)

/s/ PETER J. PEDALINO*

Peter J. Pedalino
Vice President, Controller and Director

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth
Attorney-in-fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on the 8th day of September, 2003.

URS HOLDINGS, INC.

By:	/s/ IRWIN L. ROSENSTEIN*
Irwin L. Rosenstein
President

*By:	/s/ KENT P. AINSWORTH Kent P. Ainsworth Attorney-in-Fact

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN DULY EXECUTED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 8th DAY OF SEPTEMBER, 2003.

/s/ IRWIN L. ROSENSTEIN* Irwin L. Rosenstein President (Principal Executive Officer)

	/s/ DAVID C. NELSON* David C. Nelson Vice President, Treasurer and Director	/s/ KENT P. AINSWORTH Kent P. Ainsworth Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer)

/s/ JOSEPH MASTERS* Joseph Masters Vice President and Director

*By:	/s/ KENT P. AINSWORTH Kent P. Ainsworth Attorney-in-fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on the 8th day of September, 2003.

URS OPERATING SERVICES, INC.

		By:	/s/ IRWIN L. ROSENSTEIN*

Irwin L. Rosenstein
President

*By:	/s/ KENT P. AINSWORTH
Kent P. Ainsworth
Attorney-in-Fact

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN DULY EXECUTED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 8th DAY OF SEPTEMBER, 2003.

	/s/ IRWIN L. ROSENSTEIN* Irwin L. Rosenstein President and Director (Principal Executive Officer)	/s/ PETER J. PEDALINO* Peter J. Pedalino Vice President, Controller and Director (Principal Financial and Accounting Officer)

*By:	/s/ KENT P. AINSWORTH
Kent P. Ainsworth
Attorney-in-fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Francisco, state of California, on the 8th day of September, 2003.

URS INTERNATIONAL, INC.

By:	/s/ IRWIN L. ROSENSTEIN*

Irwin L. Rosenstein
President

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth
Attorney-in-Fact

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN DULY EXECUTED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 8th DAY OF SEPTEMBER, 2003.

	/s/ IRWIN L. ROSENSTEIN President	/s/ KENT P. AINSWORTH Kent P. Ainsworth
	(Principal Executive Officer)	Executive Vice President,
Chief Financial Officer and Director
(Principal Financial and Accounting Officer)

	/s/ JEAN-YVES PEREZ* Jean-Yves Perez	/s/ JOSEPH MASTERS* Joseph Masters
	Executive Vice President and Director	Vice President and Director

*By:	/s/ KENT P. AINSWORTH
Kent P. Ainsworth
Attorney-in-fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on the 8th day of September, 2003.

EG&G TECHNICAL SERVICES, INC.

		By:	/s/ GEORGE R. MELTON*
George R. Melton
President and Chief Executive Officer

*By:	/s/ KENT P. AINSWORTH
Kent P. Ainsworth
Attorney-in-Fact

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN DULY EXECUTED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 8th DAY OF SEPTEMBER, 2003.

	/s/ GEORGE R. MELTON*	/s/ WILLIAM NEEB*
	George R. Melton	William Neeb
	President and Chief Executive Officer	Vice President, Chief Financial Officer,
	(Principal Executive Officer)	Assistant Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)

	/s/ DAVID C. NELSON*	/s/ KENT P. AINSWORTH*
	David C. Nelson	Kent P. Ainsworth
	Vice President and Director	Executive Vice President and Director

/s/ JOSEPH MASTERS*
Joseph Masters
Vice President and Director

*By:	/s/ KENT P. AINSWORTH
Kent P. Ainsworth
Attorney-in-fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on the 8th day of September, 2003.

EG&G DEFENSE MATERIALS, INC.

		By:	/s/ GEORGE R. MELTON*
George R. Melton
President

*By:	/s/ KENT P. AINSWORTH
Kent P. Ainsworth
Attorney-in-Fact

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN DULY EXECUTED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 8th DAY OF SEPTEMBER, 2003.

	/s/ GEORGE R. MELTON*	/s/ WILLIAM NEEB*
	George R. Melton	William Neeb
	President and Director	Vice President, Treasurer and Director
	(Principal Executive Officer)	(Principal Financial and Accounting Officer)

/s/ RANDALL A. WOTRING* Randall A. Wotring
Vice President and Director

*By:	/s/ KENT P. AINSWORTH
Kent P. Ainsworth
Attorney-in-fact

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on the 8th day of September, 2003.

LEAR SIEGLER SERVICES, INC.

		By:	/s/ GEORGE R. MELTON*
George R. Melton
President and Chief Executive Officer

*By:	/s/ KENT P. AINSWORTH
Kent P. Ainsworth
Attorney-in-Fact

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN DULY EXECUTED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 8th DAY OF SEPTEMBER, 2003.

	/s/ GEORGE R. MELTON*	/s/ WILLIAM NEEB*

	George R. Melton President and Chief Executive Officer (Principal Executive Officer)	William Neeb Vice President, Chief Financial Officer, Assistant Treasurer and Assistant Secretary (Principal Financial and Accounting Officer)
/s/ DAVID C. NELSON*
/s/ KENT P. AINSWORTH*
David C. Nelson
	Vice President and Director	Kent P. Ainsworth
Executive Vice President and Director
/s/ JOSEPH MASTERS*

Joseph Masters Vice President and Director

*By:	/s/ KENT P. AINSWORTH

Kent P. Ainsworth Attorney-in-fact

EXHIBIT INDEX

Exhibit Number	Description of Document

5.1	Opinion of Cooley Godward LLP.

23.1	Consent of PricewaterhouseCoopers LLP, Independent Public Accountants.

23.2	Consent of Ernst & Young LLP, Independent Public Accountants.

23.3	Consent of Ernst & Young LLP, Independent Public Accountants.

23.4	Consent of Cooley Godward LLP (reference is made to Exhibit 5.1).